Exhibit 99.1

AMC THEATRES® RECEIVES EUROPEAN COMMISSION

APPROVAL TO MOVE FORWARD WITH ACQUISITION OF ODEON & UCI CINEMAS HOLDINGS LIMITED

LEAWOOD, KANSAS AND LONDON, ENGLAND -- AMC Entertainment Holdings, Inc. (NYSE:AMC) (“AMC”) announced today AMC’s acquisition of London-based Odeon & UCI Cinemas Holdings Limited (“Odeon & UCI”) from private equity firm Terra Firma has received approval from the European Commission. When the transaction closes, expected on or about November 30, 2016, the combination of AMC and Odeon & UCI will make AMC the largest movie theatre operator in the world.

“We’re pleased by the European Commission’s approval,” said Adam Aron, CEO and President, AMC. “With today’s approval, we’re one step closer to gaining first-mover advantage in Europe by delivering AMC’s proven guest-favorite initiatives, such as plush recliner seats, to European movie-goers.”

AMC announced in July that it had entered into a definitive agreement to acquire the largest theatre exhibitor in Europe, Odeon & UCI from private equity firm Terra Firma for total consideration of (i) cash in the amount of GBP £375.0 million ($467.1 million), (ii) shares of AMC Class A common stock valued at GBP £125.0 million ($155.7 million) and (iii) the repayment of indebtedness of approximately GBP £472.2 million ($588.2 million) as of November 15, 2016. The US Dollar amounts set forth in the preceding sentence assume a Euro/USD exchange rate of 1.0724 and a GBP/USD exchange rate of 1.2457 as of November 15, 2016.

On November 8, 2016, AMC successfully completed an offering of $595 million aggregate principal amount of 5.875% Senior Subordinated Notes due 2026 and £250 million aggregate principal amount of 6.375% Senior Subordinated Notes due 2024 and priced $500 million aggregate principal amount of  “B” term loans due 2023 at LIBOR plus 2.75%.  The proceeds of the notes and the term loans at offering will be used to fund the acquisition of both Odeon & UCI and Carmike Cinemas, Inc. (NASDAQ: CKEC).

The Combined Company After Odeon & UCI Transaction Close

With 244 theatres and 2,251 screens, Odeon & UCI is currently the #1 theatre operator in Europe. With 90 million tickets sold annually, it is also the #1 theatre operator in the UK & Ireland, Italy and Spain; the #2 theatre operator in Austria and Portugal; and the #4 theatre operator in Germany.

For the year ended December 31, 2015 and six months ended June 30, 2016, Odeon/UCI had revenues of $1,142.0 million and $526.2 million, respectively. The combination of AMC and Odeon & UCI is expected to result in AMC’s operation of 632 theatres and more than 7,500 screens in eight countries.

AMC also is currently in a process to acquire US-based theatre exhibitor Carmike Cinemas, Inc. (NASDAQ: CKEC).  Carmike shareholders have approved the transaction. Closing remains subject to customary conditions, including regulatory approval and is expected to be completed by the end of 2016 or early 2017.

About AMC Entertainment Holdings, Inc.

AMC is the guest experience leader with 388 locations and 5,295 screens located primarily in the United States. AMC has propelled innovation in the theatrical exhibition industry and continues today by delivering more comfort and convenience, enhanced food & beverage, greater engagement and loyalty, premium sight & sound, and targeted programming. AMC operates the most productive theatres in the United States’ top markets, including No. 1 or No. 2 market share in the top three markets (NY, LA, Chicago). www.amctheatres.com.

About Odeon & UCI Cinemas Group

Odeon & UCI Cinemas Group is a leading European cinema operator with 244 cinemas and 2,251 screens. Odeon & UCI operates in four major markets: UK, Spain, Italy and Germany; and three smaller markets: Austria, Portugal and Ireland.

About Terra Firma

Founded by Guy Hands in 1994, Terra Firma is one of Europe’s leading private equity firms. Terra Firma specializes in the acquisition and fundamental transformation of asset-backed businesses in essential industries, focusing on investments in transformational private equity, operational real estate and infrastructure. Since 1994, Terra Firma has invested over €16 billion of equity and completed transactions with an aggregate enterprise value of €48 billion.

Website Information

This press release, along with other news about AMC, is available at www.amctheatres.com. We routinely post information that may be important to investors in the Investor Relations section of our website, www.investor.amctheatres.com. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD, and we encourage investors to consult that section of our website regularly for important information about AMC. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document. Investors interested in automatically receiving news and information when posted to our website can also visit www.investor.amctheatres.com to sign up for email Alerts.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “plan,” “estimate,” “will,” “would,” “project,” “maintain,” “intend,” “expect,” “anticipate,” “strategy,” “future,” “likely,” “may,” “should,” “believe,” “continue,” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Similarly, statements made herein and elsewhere regarding the pending acquisitions of Odeon & UCI and Carmike Cinemas, Inc. (collectively “the targets”) are also forward-looking statements, including statements regarding the anticipated closing date of the acquisitions, the source and structure of financing, management’s statements about effect of the acquisitions on AMC’s future business, operations and financial performance and AMC’s ability to successfully integrate the targets into its operations. These forward-looking statements are based on information available at the time the statements are made and/or managements’ good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to, risks related to: the parties’ ability to satisfy closing conditions in the anticipated time frame or at all; obtaining regulatory approval, including the risk that any approval may be on terms, or subject to conditions, that are not anticipated; the possibility that these acquisitions do not close, including in circumstances in which AMC would be obligated to pay a termination fee or other damages or expenses; related to financing these transactions, including AMC’s ability to finance the transactions on acceptable terms; responses of activist stockholders to the transactions; AMC’s ability to realize expected benefits and synergies from the acquisitions; AMC’s effective implementation, and customer acceptance, of its marketing strategies; disruption from the proposed transactions- making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on transaction-related issues; the negative effects of this announcement or the consummation of the proposed acquisitions on the market price of AMC’s common stock; unexpected costs, charges or expenses relating to the acquisitions; unknown liabilities; litigation and/or regulatory actions related to the proposed transactions; AMC’s significant indebtedness, including the indebtedness incurred to acquire the targets; AMC’s ability to utilize net operating loss carry-forwards to reduce future tax liability; continued effectiveness of AMC’s strategic initiatives; the impact of governmental regulation, including anti-trust investigations concerning potentially anticompetitive conduct, including film clearances and participation in certain joint ventures; operating a business in markets AMC is unfamiliar with; the United Kingdom’s exit from the European Union; and other business effects, including the effects of industry, market, economic, political or regulatory conditions, future exchange or interest rates, changes in tax laws, regulations, rates and policies; and risks, trends, uncertainties and other facts discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” in AMC’s Annual Report on Form 10-K, filed with the SEC on March 8, 2016, and Forms 10-Q filed August 1, 2016 and November 9, 2016, and Form 8-K filed October 24, 2016, and the risks, trends and uncertainties identified in its other public filings. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

AMC Contacts
Investor Relations:
John Merriwether, (866) 248-3872
InvestorRelations@amctheatres.com
or
Media Contacts:
Ryan Noonan, (913) 213-2183
rnoonan@amctheatres.com

For all Odeon & UCI enquiries, please contact:
Simon Soffe
Odeon & UCI Group
+44 (0)207 766 1809

Nicola McGowan/Victor Mallet
Finsbury
+44 (0)207 251 3801

terrafirma@finsbury.com